Exhibit 99.2

News Release

Lockheed Martin Successfully Closes Transaction to Separate and Combine IT and Technical Services Businesses with Leidos

Transaction Allows for Greater Focus on Core Business in Aerospace and Defense

•	Lockheed Martin separated its IS&GS business and merged it with Leidos through a tax-efficient Reverse Morris Trust transaction

•	Aggregate transaction value of approximately $4.6 billion, inclusive of $1.8 billion special cash payment to Lockheed Martin and $2.8 billion of Leidos common stock to be distributed to participating Lockheed Martin stockholders through the exchange offer

•	Exchange offer results in a reduction of Lockheed Martin common stock outstanding by 9,369,694 shares

BETHESDA, Md., Aug. 16, 2016 – Lockheed Martin (NYSE: LMT) has completed the separation of its Information Systems & Global Solutions (IS&GS) business segment and merged it with a subsidiary of Leidos Holdings, Inc. (NYSE: LDOS). The transaction concludes Lockheed Martin’s portfolio reshaping strategy announced last year and was finalized through a tax-efficient Reverse Morris Trust transaction.

The merger creates tangible value for both businesses. It will enable Lockheed Martin to reinforce its heritage in aerospace and defense and deliver more value to stockholders. As for the newly combined company, it will offer a broader and more affordable portfolio of capabilities and services to customers.

“This strategic transaction enhances our competitive posture in our core aerospace and defense markets and increases the value we deliver to our stockholders,” said Lockheed Martin Chairman, President and CEO Marillyn Hewson. “As we position our company for the future, this action will enable us to focus our business growth strategy, align our technology investments and increase the value we deliver to customers worldwide.”

The closing of the merger followed the expiration of the exchange offer and the satisfaction of certain other conditions. As part of the transaction, Lockheed Martin received a $1.8 billion special cash payment, which the Corporation will use to repay debt, pay dividends, and/or repurchase its stock. As a result of the exchange offer, Lockheed Martin reduced outstanding shares of its common stock by 9,369,694 shares, or approximately 3% of the outstanding common shares. Lockheed Martin stockholders who participated in the exchange offer received an approximately 50.5 percent stake in Leidos (approximately 77 million shares of Leidos common stock). The special cash payment, plus the shares of Leidos common stock to be received by participating Lockheed Martin stockholders (valued based on Leidos’ August 15 closing price adjusted for the $13.64 per share Leidos special dividend to be paid), results in an aggregate transaction value of approximately $4.6 billion.

Preliminary Results of Exchange Offer

Lockheed Martin stockholders had an opportunity to exchange their shares of Lockheed Martin common stock for shares of Abacus Innovations Corporation (Abacus), a wholly owned subsidiary of Lockheed Martin created to facilitate the transaction, which automatically converted into the right to receive shares of Leidos common stock at the close of the transaction. The final exchange ratio for the exchange offer was set at 8.2136 shares of common stock of Abacus for each share of Lockheed Martin common stock. Each share of Abacus common stock was converted in the merger into one share of Leidos common stock. As a result, Lockheed Martin stockholders who tendered and did not properly withdraw their shares of Lockheed Martin common stock in the exchange offer received approximately 8.2136 shares of Leidos common stock (subject to the receipt of cash in lieu of fractional shares) for each share of Lockheed Martin common stock accepted for exchange.

Pursuant to the exchange offer, which expired today at 8:00 a.m. EDT, Lockheed Martin accepted 9,369,694 shares of Lockheed Martin common stock in exchange for the 76,958,918 shares of Abacus common stock owned by Lockheed Martin, which represent all of the outstanding shares of Abacus.

Because more than 9,369,694 shares of Lockheed Martin common stock were validly tendered and not properly withdrawn in the exchange offer, the exchange offer was oversubscribed and all shares of Abacus common stock owned by Lockheed Martin were distributed in the exchange offer. As a result of the oversubscription, it was not necessary to distribute shares of Abacus common stock to Lockheed Martin stockholders as a pro rata dividend. Earlier today, Lockheed Martin announced a preliminary proration factor of approximately 8.01 percent.

For additional information, visit our website: www.lockheedmartin.com.

About Lockheed Martin

Headquartered in Bethesda, Maryland, Lockheed Martin is a global security and aerospace company that employs approximately 98,000 people worldwide and is principally engaged in the research, design, development, manufacture, integration and sustainment of advanced technology systems, products and services.

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Media Contact:

Bill Phelps, +1 301-897-6308; william.phelps@lmco.com

Cautionary Statement Regarding Forward Looking Statements

The forward looking statements contained in this document involve risks and uncertainties that may affect Lockheed Martin’s and Leidos’ operations, markets, products, services, prices and other factors as discussed in filings with the SEC. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of either company will be realized. This document also contains statements about the completion of the transaction to separate Lockheed Martin’s Information Systems & Global Solutions business segment and combine this business with Leidos in a Reverse Morris Trust transaction (the “Transaction”). Many factors could cause actual results to differ materially from these forward-looking statements with respect to the Transaction, including risks relating to the Transaction, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, Leidos’ ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the Transaction will harm Lockheed Martin’s or Leidos’ business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Lockheed Martin’s or Leidos’ consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Lockheed Martin’s and Leidos’ filings with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lockheed Martin’s annual report on Form 10-K for the year ended December 31, 2015 and in Leidos’ transition report on Form 10-K for the 11-month period ended January 1, 2016 and quarterly reports on Form 10-Q which are available on the respective companies’ websites at http://www.leidos.com (Leidos) and http://www.lockheedmartin.com (Lockheed Martin) and at the SEC’s website at http://www.sec.gov. Neither Lockheed Martin nor Leidos assumes any obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction, Abacus Innovations Corporation, a wholly-owned subsidiary of Lockheed Martin created for the transaction (“Abacus”), has filed with the SEC a registration statement on Form S-4 and Form S-1 containing a prospectus and Leidos has filed with the SEC a registration statement on Form S-4 containing a prospectus. Lockheed Martin has filed a Tender Offer Statement on Schedule TO which more fully describes the terms and conditions of the exchange offer. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND ANY AMENDMENTS WHEN THEY BECOME AVAILABLE AS WELL AS ANY OTHER RELEVANT DOCUMENTS, INCLUDING FILINGS WITH THE SEC INCORPORATED INTO THE REGISTRATION STATEMENTS/PROSPECTUSES, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the prospectuses and other documents filed with the SEC by Lockheed Martin, Abacus and Leidos at the SEC’s website at http://www.sec.gov. Free copies of these documents and each of the companies’ other filings with the SEC, also may be obtained from the respective companies’ websites at http://www.leidos.com (Leidos) and http://www.lockheedmartin.com (Lockheed Martin).

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.